                                                               EXHIBIT (g)(6)(i)

[ING FUNDS LOGO]

February 1, 2004

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip
15th Floor
New York, NY 10286

Dear Ms. Dinella:

Pursuant to the terms and conditions of the Securities Lending Agreement dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund, a newly established fund of ING Equity Trust (the "New Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1, 2004 as shown.

The AMENDED EXHIBIT A has also been updated by the removal of ING VP Large Company Value Portfolio as this fund was recently dissolved. Further, AMENDED EXHIBIT A has been updated to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,
                                             /s/ Michael J. Roland
                                             -----------------------------------
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ William P. Kelly
    ----------------------------------------
    Name: William P. Kelly
    Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.         Tel: 480-477-3000     ING Investments, LLC
Scottsdale, AZ 85258-2034            Fax: 480-477-2700
                                     www.ingfunds.com

                               AMENDED EXHIBIT A

                              WITH RESPECT TO THE

              SECURITIES LENDING AGREEMENT, SUBSCRIPTION AGREEMENT
                                  AND GUARANTY

FUND

ING EQUITY TRUST                                             ING INVESTORS TRUST (CONT.)
     ING Convertible Fund                                        ING Julius Baer Foreign Portfolio
     ING Disciplined LargeCap Fund                               ING Limited Maturity Bond Portfolio
     ING Equity and Bond Fund                                    ING Liquid Assets Portfolio
     ING LargeCap Growth Fund                                    ING Marsico Growth Portfolio
     ING LargeCap Value Fund                                     ING Mercury Focus Value Portfolio
     ING MidCap Opportunities Fund                               ING Mercury Fundamental Growth Portfolio
     ING MidCap Value Fund                                       ING MFS Mid Cap Growth Portfolio
     ING Real Estate Fund                                        ING MFS Research Portfolio
     ING SmallCap Opportunities Fund                             ING MFS Total Return Portfolio
     ING SmallCap Value Fund                                     ING PIMCO Core Bond Portfolio
     ING Tax Efficient Equity Fund                               ING PIMCO High Yield Portfolio
                                                                 ING Salomon Brothers All Cap Portfolio
ING FUNDS TRUST                                                  ING Salomon Brothers Investors Portfolio
     ING Classic Money Market Fund                               ING Stock Index Portfolio
     ING High Yield Bond Fund                                    ING T. Rowe Price Capital Appreciation
     ING High Yield Opportunity Fund                             ING T. Rowe Price Equity Income Portfolio
     ING Intermediate Bond Fund                                  ING UBS U.S. Balanced Portfolio
     ING Lexington Money Market Trust                            ING Van Kampen Equity Growth Portfolio
     ING Money Market Fund                                       ING Van Kampen Global Franchise Portfolio
     ING National Tax-Exempt Bond Fund                           ING Van Kampen Growth and Income Portfolio
     ING Strategic Bond Fund                                     ING Van Kampen Real Estate Portfolio

ING INVESTMENT FUNDS, INC.                                   ING MAYFLOWER TRUST
     ING MagnaCap Fund                                           ING Growth + Value Fund
                                                                 ING International Value Fund

ING INVESTORS TRUST
     ING AIM Mid Cap Growth Portfolio                        ING MUTUAL FUNDS
     ING Alliance Mid Cap Growth Portfolio                       ING Emerging Countries Fund
     ING American Funds Growth Portfolio                         ING Foreign Fund
     ING American Funds Growth-Income Portfolio                  ING Global Equity Dividend Fund
     ING American Funds International Portfolio                  ING Global Real Estate Fund
     ING Capital Guardian Large Cap Value Portfolio              ING International Fund
     ING Capital Guardian Managed Global Portfolio               ING International SmallCap Growth Fund
     ING Capital Guardian Small Cap Portfolio                    ING Precious Metals Fund
     ING Developing World Portfolio                              ING Russia Fund
     ING Eagle Asset Value Equity Portfolio                      ING Worldwide Growth Fund
     ING FMR(SM) Diversified Mid Cap Portfolio
     ING Goldman Sachs Internet Tollkeeper(SM) Portfolio     ING SERIES FUND, INC.
     ING Hard Assets Portfolio                                   Brokerage Cash Reserves
     ING International Portfolio                                 ING Aeltus Money Market Fund
     ING Janus Growth and Income Portfolio                       ING Balanced Fund
     ING Janus Special Equity Portfolio                          ING Bond Fund
     ING Jennison Equity Opportunities Portfolio                 ING Government Fund
     ING JPMorgan Small Cap Equity Portfolio                     ING Growth and Income Fund

     ING Growth Fund
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund
     ING International Growth Fund
     ING Small Company Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Income Fund
     ING Technology Fund
     ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
     ING VP Strategic Allocation Balanced Portfolio
     ING VP Strategic Allocation Growth Portfolio
     ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
     ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST
     ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.
     ING VP Growth Portfolio
     ING VP Index Plus LargeCap Portfolio
     ING VP Index Plus MidCap Portfolio
     ING VP Index Plus SmallCap Portfolio
     ING VP International Equity Portfolio
     ING VP Small Company Portfolio
     ING VP Technology Portfolio
     ING VP Value Opportunity Portfolio

ING VARIABLE PRODUCTS TRUST
     ING VP Convertible Portfolio
     ING VP Disciplined LargeCap Portfolio
     ING VP Growth + Value Portfolio
     ING VP Growth Opportunities Portfolio
     ING VP High Yield Bond Portfolio
     ING VP International Value Portfolio
     ING VP LargeCap Growth Portfolio
     ING VP MagnaCap Portfolio
     ING VP MidCap Opportunities Portfolio
     ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP EMERGING MARKETS FUND, INC.

ING VP MONEY MARKET PORTFOLIO